Building on the Future Building on the Future June 6, 2011 June 6, 2011 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
All statements included or incorporated by reference in these slides other than statements or characterizations of historical fact, are forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) The failure to realize synergies and cost savings from the transaction or delay in realization thereof; (ii)
increases in interest rates; (iii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iv) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (v) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; and (vi) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any statements or information relating to these slides or the potential offer, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's SEC filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Consistent with IP’s transformation plan and focus on achieving and sustaining cost of capital returns
Makes a very good business an excellent one
- Compelling strategic and industrial logic
- Shared focus on low-cost mills; complementary converting systems; high level of box integration
- Powerful cash flow engine
Delivers near and long term value for both IP and TIN shareholders driven by significant synergies
- Substantial and immediate premium for TIN shareholders represents unique opportunity to realize compelling and certain value, in cash today
- By end of year one, strongly earnings accretive to IP, continues to drive FCF and ROI improvement while maintaining Debt / EBITDA below 3x
IP is a proven outstanding operator with demonstrated track record of success integrating acquisitions
Building on the Future
The Temple-Inland Opportunity
Building on the Future
The Temple-Inland Opportunity

• Exited non-strategic businesses
• Reduced structural capacity & fixed costs
• Significant reduction of overhead costs
• Industry-leading margins
• Increased dividend to a sustainable level
• Generate strong, sustainable FCF
• Expand margins & earnings in all businesses
• Achieve cycle-average ROI above cost-of-capital
• Balance cash allocation
• Recovering from industry demand declines
• Managing our supply to meet customer demand
• Improving liquidity
• Capitalizing on global demand growth
Transformation to the “New IP”
2006-2011
Transformation to the “New IP”
2006-2011
What
We’ve
Done
What
We’re
Doing
What
We’ll
Do

Transformation Accomplishments
Transformation Accomplishments
Significant improvement in margins
Replaced land sales earnings by strengthening core businesses
Achieved Cost of Capital returns
Balanced Use of Cash
- Cash to Shareholders - $1.05 dividend, $460MM (~30% FCF)
- Reinvestment in Base Business - CAPEX $1B/year
- Debt Repayment
EBITDA coverage from 5.1x to <3.0x
- Investment in Core North America Businesses to enhance FCF
WY PKG
- Investment Internationally for Profitable Growth and Future Cash Generation
ILIM JV
Sun JV coated paperboard
SCA Packaging Asia
APPM India (pending)

Streamlined Business Portfolio
Improved Positions in more Profitable Segments
Streamlined Business Portfolio
Improved Positions in more Profitable Segments
Segment Position
Market Segment 2004 2010
U.S. Industrial Packaging #3 #1
U.S. Uncoated Papers #1 #2
U.S. Coated Paperboard #1 #1
Global Market Pulp Secondary #4
U.S. Coated Papers Secondary Exited
U.S. Wood Products Secondary Exited
U.S. Forestland #2 Exited
U.S. Kraft Paper Secondary Exited
U.S. Chemicals Secondary Exited
U.S. Beverage Packaging Secondary Exited

$2,500
$2,000
$1,500
$1,000
$500
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Global Economic Recession

Step-Change Improvement in
Free Cash Flow
Step-Change Improvement in
Free Cash Flow
Free cash flow, based on data in the 10-K for each year at the time of filing.
Excludes net cash pension contributions impacting 2006, 2010 & 2011 cash flows under European accounts receivable securitization beginning in 2009 and ending in 1Q 2011, and cash received from AFMTC & CBTC in 2009 and 2010.
1Q RR
2000 – 2004 Average
$0.9 Billion
Transformation
2008 – 2011 Average
$1.8 Billion

INTERNATIONAL PAPER

ROI
8%
6%
4%
2%
0%
4%
5%
6%
7%
4%
6%
8%
Global Economic Recession
2000 - 2005 Avg
2006
2007
3Q08 Run Rate
2009
2010
1Q11

9 Improving Returns on Invested Capital Transformation Driving ROI Improving Returns on Invested Capital Transformation Driving ROI

INTERNATIONAL PAPER

Margins since Recovery (3Q10 – 1Q11)

19%
22%
26%
30%
21%
21%
N.A. Industrial Packaging
N.A. Printing Papers
N.A. Pulp
Brazil
European Papers
U.S. Coated Paperboard

10 1H10 Margin 12% 17% 14% 24% 22% 11% Significantly Improved EBITDA Margins Significantly Improved EBITDA Margins

INTERNATIONAL PAPER
EBITDA
$ MM
EBITDA
Margin
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
19%
15%
13%
10%
12%
8%
12%
13%
14%
17%
16%
12%
19%
590
410
340
280
400
290
440
520
830
1,330
1,330
970
1,690
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
1H10
2H10

Step Change in Level of Performance
Post-WY PKG Acquisition
Step Change in Level of Performance
Post-WY PKG Acquisition
Post-WY PKG
Note: Corporate allocations for 2000 – 2004 held constant at 2005 allocation level, EBITDA % margins calculated per external reporting with trades included in revenue. 2000 – 2006 also excludes discontinued operations – Kraft and Specialty
IP Industrial Packaging EBITDA Trend

Demonstrated Ability to Deliver Synergies
Demonstrated Ability to Deliver Synergies
Synergies generated from the WY PKG acquisition have
exceeded expectations
Targeted $400MM of synergies on a sales base of
$5.2B
Generated over $500MM of run rate synergies ahead
of plan
Synergies strongly contributed to the better than cost
of capital returns generated within 18 months of the
acquisition

Strengthening North American Industrial Packaging
Strengthening North American Industrial Packaging
($ Billion)
North American
Industrial Packaging
Pre-WY PKG
2007
3Q’10-1Q’11
Annualized
Sales $3.9 $8.6
EBITDA (before special items)
$0.5 $1.6
EBITDA Margin
IPG = 13%
Comp. A = 20%
Comp. B = 11%
Comp. C = 9%
IPG = 19%
Comp. A = 20%
Comp. B = 15%
Comp. C = 13%
ROI (before special items)
7% 10%
Industry Box Volume (BSF) 390 357

Strengthening International Paper
Strengthening International Paper
($ Billion, except per share)
IP Total
Excl. Forest Products
Pre-WY PKG
2007
3Q’10-1Q’11
Annualized
Sales $21.4 $25.9
EBITDA (before special items)
$2.3 $3.7
EBITDA Margin 11% 14%
Free Cash Flow
(Includes special items;
excludes pension contribution & AFMTC)
$0.3 $2.2
ROI (before special items)
4% 8%
EPS (before special items)
$1.48 $3.00

Current State Summary
Current State Summary
Focused Business Portfolio
Higher, More Sustainable Earnings
Reduced Costs
Reduced Debt
Increased Earnings, Free Cash Flow & Returns
Commitment to Balanced use of Cash to Generate
Increased Shareholder Value

Offer to Acquire Temple-Inland
Transaction Highlights
Offer to Acquire Temple-Inland
Transaction Highlights
Consideration
All-cash offer for all TIN shares at $30.60 per share
Premium
Premium of 44% to TIN price as of noon, 6 June 2011 ($21.21)
Accretion
Substantially accretive to IP EPS in first year
Synergies
Expect to generate significant synergies
Financing
IP has obtained committed financing in an amount sufficient to consummate this transaction
IP is committed to remaining investment grade and expects the acquisition would not result in a rating or outlook change
Regulatory
Approval
IP has thoroughly considered potential regulatory issues of this combination and believes all approvals can be obtained

17 Financing Overview Financing Overview

Synergy Opportunities
Synergy Opportunities
S G & A
Business Overhead Reduction
Corporate Overhead Reduction
Mills
Machine / Product Optimization
Efficiency Improvements
Market Access
Mix Improvement
Supply Chain
Freight Optimization
Purchasing
Box Plants
System Streamlining

2011 Sales¹ of $4 Billion
2011 EBITDA¹ of $510 Million
4 Million Tons of
Containerboard Capacity
7 Containerboard Mills
59 Box Plants
14 Building Products Plants
Corrugated
82%
Building
Products
18%
2010 Segment Assets
Temple-Inland at a Glance
Predominately a Corrugated Packaging Company
Temple-Inland at a Glance
Predominately a Corrugated Packaging Company
1
First Call TIN estimates (without synergies)

N. A. Industrial Packaging
Producer Positions
N. A. Industrial Packaging
Producer Positions
Source: RISI N.A. Paper Packaging Capacity Reports, SEC filings, IP analysis, RKT/ SSCC announcements to public in 2011
2010
Post RKT / SSCC Acquisition
2010
With IP + TIN
IP
12%
SSCC
18%
GP
11%
TIN
10%
PCA
6%
WY
16%
Other
27%
(35 companies)
IP
27%
RKT/ SSCC
19%
GP
11%
TIN
10%
PCA
6%
Other
27%
(30 companies)
2007
Prior to IP / WY PKG Acquisition
IP
37%
RKT
19%
GP
11%
PCA
6%
Other
27%
(30 companies)

External Environment
External Environment
U.S. economy is recovering
U.S. box demand grew 3% in 2010 and is
expected to grow with the economy
Strong demand for containerboard exports
U.S. supply and demand balanced

INTERNATIONAL PAPER

425
400
375
350
325
300
275
250
BSF
373
378
390
396
405
401
380
379
380
391
391
395
390
374
345
357
361
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

22 2011 - Demand Still Recovering 2011 - Demand Still Recovering Source: Fibre Box Association 2011 Q1 Run Rate U.S. Box Shipments

Acquisition Assessment
Acquisition Assessment
Creates Shareholder Value
Consistent with Strategy
Improves Core Business
Cost of Capital Returns
Significant Synergies
Greater Cash Flow Generation
Low Integration Risk

The ‘New IP’
Repositioned and well positioned
The ‘New IP’
Repositioned and well positioned
IP + TIN
EBITDA¹
1
Combined (IP + TIN) 2010 EBITDA excluding special items
North
America
75%
Rest of
World
25%
North America
Stronger free cash flow
Leading core segment positions
ROI greater than cost of capital
EMEA, Brazil, Asia, Russia JV, India
•
Growing margins
• Revenue + profit growth runway
• Leading emerging market positions

Asia
India
Eastern Europe
Brazil
North America Russia
Western Europe
TIME
Today
2011-2012
Near Term
Next 3-5 Years
Medium Term
Next 5+ Years
Earnings Growth Horizon
Temple-Inland “an investment for today”
Earnings Growth Horizon
Temple-Inland “an investment for today”

Path Forward
Path Forward
IP Board of Directors is serious and committed
Given TIN’s Board outright rejection and lack of interest
to engage, IP has decided to take the offer directly to
shareholders
A negotiated transaction represents the best path
forward for all shareholders
All reasonable options are on the table with respect to
next steps

Acquisition Summary
Acquisition Summary
Consistent with strategy
Financially attractive
- Accretive in year one
- Returns exceed cost of capital
Strengthens IP’s portfolio
Makes a good Industrial Packaging business an
excellent one
Significant synergy opportunities
Creates shareholder value

Other Information
Additional Information
Other Information
Additional Information
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of Temple-Inland Inc. (“Temple-Inland”) has commenced at this time. In connection with the proposed transaction, International Paper
Company (the “Company”) may file tender offer documents with the U.S. Securities and
Exchange Commission (“SEC”).  Any definitive tender offer documents will be mailed to stockholders of Temple-Inland. INVESTORS AND SECURITY HOLDERS OF TEMPLE-
INLAND ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE
SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED
TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the
Company through the web site maintained by the SEC at http://www.sec.gov. In connection with the proposed transaction, the Company may file a proxy statement with the SEC.  Any definitive proxy statement will be mailed to stockholders of Temple-Inland.
INVESTORS AND SECURITY HOLDERS OF TEMPLE-INLAND ARE URGED TO READ
THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR
ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and
security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at http://www.sec.gov.

Other Information
Certain Information Regarding Participants
Other Information
Certain Information Regarding Participants
The Company and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December
31, 2010 which was filed with the SEC on February 25, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April
8, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

30 Investor Relations Contacts Glenn R. Landau 901-419-1731 Emily Nix 901-419-4987 Media Contact Tom Ryan 901-419-4333 Contacts Contacts